SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 25, 2003


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                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2002-A
                           (EXACT NAME OF REGISTRANT)

        DELAWARE                 333-56802
        DELAWARE                 333-56802-02              22-3784653
        --------                 ------------              ----------
 (STATE OF INCORPORATION)   (COMMISSION FILE NO.)        (IRS EMPLOYER
                                                         IDENTIFICATION
                                                            NUMBER)

                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                            ------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 307-4000
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------


(c) Exhibit.
    --------

    Exhibit 99.1 Servicer Report for BMW Vehicle Owner Trust 2002-A for the Distribution Date November 25, 2003.







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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       BMW FS Securities LLC
                                       BMW Vehicle Owner Trust 2002-A



Date:  November 25, 2003                By:   /s/ Gerald Holzmann
                                            -----------------------------------
                                            Gerald Holzmann
                                            Authorized Signatory










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
                                  EXHIBIT INDEX


           Exhibit No.                      Description
           -----------                      -----------

               99.1 Servicer Report for BMW Vehicle Owner Trust 2002-A for the Distribution Date November 25, 2003.









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